UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2011

Date of reporting period: August 1, 2010 — January 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

George Putnam Balanced Fund*

Semiannual report 1|31|11

* Prior to September 30, 2010, this fund was known as The George Putnam Fund of Boston.

A world of investing.™

Putnam INVESTMENTS

U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and most economies around the world have continued to strengthen in early 2011, building on last year’s solid growth. The U.S. stock market added gains, delivering one of the best January returns in several years. Investors are encouraged by positive economic data, healthy corporate earnings, extended tax cuts, and historically low interest rates. Bond markets remain mixed, however, as U.S. Treasury yields have risen from their historic lows and investors have sought returns in riskier asset classes.

Putnam’s investment team maintains a positive outlook for U.S. equities in 2011, encouraged by steadily improving conditions in both the economy and in corporate America. The global outlook is less certain, with ongoing European debt issues, signs of inflation in emerging markets, and recent political uprisings in Egypt and other countries. While these global developments may well lead to future market volatility, we also believe that an active, research-focused manager like Putnam can uncover opportunities for shareholders in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Providing the benefits of balanced investing since 1937

The fund launched in 1937 when George Putnam, a Boston investment manager, decided to introduce an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and the shadow of war began to spread across Europe and Asia.

Today, economic uncertainties continue to challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often performed better when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the strategy this way: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, commonsense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Today, Putnam remains committed to this prudent approach.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78 and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays Capital Aggregate Bond Index.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio managers

David Calabro and Raman Srivastava

How did George Putnam Balanced Fund perform during the period?

David: In the first half of the current fiscal year, which ended January 31, 2011, stocks posted excellent returns and bonds also gained, helping the fund’s class A shares advance 10.55%. This result was a bit behind the average 11.23% return of the fund’s peer group, Lipper Balanced Funds. As stocks surged, the fund lagged the 16.60% return of its primary, all-stock benchmark, the Russell 1000 Value Index. However, the fund finished the period ahead of the 9.91% return of its custom blended benchmark, which shares the same balanced portfolio weightings.

Why did stocks perform well during the period?

David: Stocks rose on corporate profits, economic optimism, and corporate merger activity. Optimism had been missing at the beginning of the period. A sluggish economy combined with the instability issuing from Europe’s sovereign debt crisis prompted worry of a new recession. Stocks fell sharply in August, but rallied in September after the Federal Reserve [Fed] signaled it would use monetary policy tools to initiate a new round of quantitative easing intended to keep interest rates low, spur lending and economic activity, and encourage more risk-taking. In November, the Fed followed through and began implementing this policy. The stock market responded positively to the Fed’s measures and to signs of economic stabilization.

What were the conditions in the bond market?

Raman: We witnessed a setback for Treasuries, which reached near-record-low yields in August, but most other sectors performed better and achieved positive results. Treasuries were hurt by the combination of the improving economy and a market expectation of higher

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

future inflation. While rates initially rallied in September following the Fed’s quantitative easing announcement, subsequent signs that the recovery was normalizing created concern that the ultimate impact of the Fed’s policy might be higher inflation. Fortunately for fund shareholders, the portfolio had underweight exposure to Treasuries relative to the fixed-income portion of the fund’s blended benchmark, and most other sectors of the bond market performed better. Investment-grade corporate bonds did well on improving economic fundamentals. Commercial mortgage-backed securities (CMBS), and non-agency residential mortgage-backed securities (RMBS) outperformed Treasuries.

Was the fund’s balance helpful given the different fortunes of stocks and bonds?

Raman: Both the bond portfolio and the stock portfolio contributed positive absolute returns in this period. We believe that the fund’s balance of 60% stocks and 40% bonds is a long-term advantage for investors who want to be able to benefit from both types of investments. Stocks offer capital appreciation potential and, in many cases, dividends. Bonds offer current income and have historically been less volatile than stocks.

What were some of the stock holdings that performed well for the fund?

David: Among equities, one of the top individual contributors was an overweight position in Atmel, a developer of semiconductor integrated circuits. Under new management, the company sold off underperforming divisions and reinvested the proceeds to become the market-share leader in touch-screen microchip technology. We sold this holding at a profit before year-end, at what we considered fair value.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

In the industrials sector, the fund had an overweight in Parker Hannifin, a leader in motion and control technologies, and it outperformed the fund’s primary benchmark. Earnings and earnings expectations for companies in the industrials sector rose amid a generally improving economic environment, and renewed global demand for commodities and industrial products.

We had mixed results in the energy sector. Overall, the sector performed well. Demand for energy steadily grew amid the economic recovery, energy prices rose, and companies generally delivered strong earnings. One of the biggest contributors to the fund’s results was Exxon Mobil. This is the nation’s largest oil company, and it benefited not only from high energy prices but also from strong business execution, delivering strong earnings. Another top contributor was Hess, which we held as an overweight relative to the fund’s primary benchmark. The company successfully increased its production at the Bakken field in North Dakota, and it is poised to undertake an aggressive exploration campaign that has the potential to add to its reserves.

Which stocks had disappointing results?

David: Although the fund held top performers in the energy sector, our overall positioning in the sector detracted from results. The fund did not own National Oilwell Varco or Baker Hughes, and had an underweight position in Anadarko Petroleum. All of these stocks outperformed the fund’s primary benchmark by significant margins. In the utilities sector, the fund held an overweight

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 1/31/11. Short-term holdings are excluded. Holdings will vary over time.

position in Entergy, which had a negative impact on results. Clorox, an overweight position in the consumer staples sector, also detracted from performance. We consider both of these stocks to be undervalued, and so we have maintained positions in them.

How was the fund positioned in the bond market?

Raman: Our fixed-income strategy is to favor high-quality securities with attractive income characteristics to help counterbalance the relatively higher risk of equity holdings. We also have a research process and teams of bond specialists focused on identifying securities that we believe can perform better than the broader bond market.

During the period, we decided to underweight Treasury securities relative to the fixed-income portion of the fund’s blended benchmark, and to avoid areas of the market where the government’s purchasing programs have been most active. This helped relative results. We also pursued a term structure strategy, which involves favoring bonds of certain maturities that we consider likely to perform better than others. During the period, we anticipated that long-term bonds were more likely to see rising yields, and so we favored bonds with shorter maturities. For example, among Treasury holdings, many positions had maturities of less than four years, which were less vulnerable to losses than long-term Treasuries.

We also decided to have an overweight position in investment-grade corporate bonds, which outperformed Treasuries. These securities offered more attractive current income and also less sensitivity to the risk of rising interest rates. Our selections in the financials and industrials sectors performed especially well. Within the mortgage-backed sector, we had an overweight to select senior commercial mortgage-backed securities,

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

which also outperformed the fixed-income portion of the fund’s blended benchmark.

What is your outlook for the final six months of the fiscal year?

Raman: Macroeconomic data during the fourth quarter of 2010 showed that the U.S. economy was recovering at a faster pace than anticipated. GDP grew at an annualized rate of 2.8% in the fourth quarter, up from 2.6% in the third. Outside the United States, European sovereign debt continues to be an area of particular concern in the fixed-income markets, although we do not expect this risk to spread across markets. In these conditions, we are not inclined to make significant changes in our positioning. Current positioning, including our selections in investment-grade corporate bonds, continues to offer more attractive income potential with less interest-rate risk, in our view. Also, within the fixed-income portion, the bond weighting is below the normal 40% and the cash weighting is up, reflecting our preference for shorter-term securities.

David: We anticipate the recovery will take deeper root in 2011, giving stocks more attractive potential than bonds. The stock portion of the portfolio has modest overweights to the technology, capital goods, and health-care sectors, and a significant underweight to the financials sector. Recently, we have begun to find attractive opportunities in the financials sector, because valuations are low and companies are likely to increase revenue and earnings as the economy begins to normalize. Overall, the portfolio is well diversified across sectors, in what we consider high-quality stocks as well as bonds.

David and Raman, thanks for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Calabro holds a B.A. from Williams College. David joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava is Team Leader of Portfolio Construction and Quantitative Research at Putnam. He has an M.S. in Computational Finance from Carnegie Mellon University and a B.S. from the University of Waterloo. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

IN THE NEWS

The U.S. economic recovery is progressing, although the unemployment rate remains persistently high. Increases in exports, consumer spending, and existing home sales drove the fourth-quarter GDP growth of 2.8%, the Commerce Department reported. At its December meeting, the Federal Open Market Committee noted that the recent economic growth has been “insufficient to bring about a significant improvement in labor market conditions.” In January, the U.S. unemployment rate did inch down to 9.0% from 9.4%. Consumer spending remains constrained by high unemployment, while businesses may be investing more in equipment and less on new hires.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.64%	8.56%	7.63%	7.63%	7.83%	7.83%	7.90%	7.85%	8.37%	8.71%

10 years	16.17	9.47	7.77	7.77	7.81	7.81	10.65	6.79	13.56	19.31
Annual average	1.51	0.91	0.75	0.75	0.75	0.75	1.02	0.66	1.28	1.78

5 years	–5.31	–10.75	–8.83	–10.16	–8.75	–8.75	–7.60	–10.82	–6.36	–4.02
Annual average	–1.09	–2.25	–1.83	–2.12	–1.81	–1.81	–1.57	–2.26	–1.31	–0.82

3 years	–14.10	–19.04	–16.00	–18.30	–15.93	–15.93	–15.29	–18.26	–14.59	–13.36
Annual average	–4.94	–6.80	–5.65	–6.52	–5.62	–5.62	–5.38	–6.50	–5.12	–4.67

1 year	14.47	7.88	13.61	8.60	13.68	12.68	13.87	9.85	14.21	14.80

6 months	10.55	4.16	10.14	5.14	10.09	9.09	10.32	6.42	10.44	10.74

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 1/31/11

		Barclays Capital		Lipper Balanced
	Russell 1000	Aggregate	George Putnam	Funds category
	Value Index	Bond Index	Blended Index†	average‡

Annual average (life of fund)	—*	—*	—*	—*

10 years	40.37%	73.70%	63.80%	37.56%
Annual average	3.45	5.68	5.06	3.15

5 years	4.88	32.70	21.11	17.07
Annual average	0.96	5.82	3.91	3.16

3 years	–6.99	16.95	6.52	5.77
Annual average	–2.39	5.36	2.13	1.85

1 year	21.54	5.06	15.26	15.41

6 months	16.60	0.20	9.91	11.23

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78. The Barclays Capital Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59. They all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays Capital Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/11, there were 765, 759, 713, 582, and 277 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.100		$0.056	$0.057	$0.072		$0.086	$0.114

Capital gains	—		—	—	—		—	—

Total	$0.100		$0.056	$0.057	$0.072		$0.086	$0.114

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/10	$11.08	$11.76	$10.96	$11.02	$10.94	$11.34	$11.05	$11.12

1/31/11	12.14	12.88	12.01	12.07	11.99	12.42	12.11	12.19

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	1.43%	1.34%	0.93%	0.93%	1.20%	1.16%	1.42%	1.87%

Current 30-day SEC yield [2]	N/A	1.40	0.75	0.75	N/A	0.96	1.24	1.73

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.63%	8.54%	7.61%	7.61%	7.81%	7.81%	7.89%	7.84%	8.36%	8.69%

10 years	15.15	8.52	6.69	6.69	6.88	6.88	9.70	5.85	12.50	18.11
Annual average	1.42	0.82	0.65	0.65	0.67	0.67	0.93	0.57	1.18	1.68

5 years	–5.44	–10.86	–9.06	–10.39	–8.86	–8.86	–7.71	–10.92	–6.49	–4.23
Annual average	–1.11	–2.27	–1.88	–2.17	–1.84	–1.84	–1.59	–2.29	–1.33	–0.86

3 years	–16.53	–21.33	–18.46	–20.69	–18.36	–18.36	–17.70	–20.60	–17.07	–15.88
Annual average	–5.84	–7.69	–6.58	–7.44	–6.54	–6.54	–6.29	–7.40	–6.05	–5.60

1 year	11.15	4.73	10.28	5.28	10.35	9.35	10.62	6.77	10.89	11.39

6 months	13.67	7.09	13.17	8.17	13.20	12.20	13.34	9.38	13.46	13.76

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/10*	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Annualized expense ratio for the six-month period
ended 1/31/11	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2010, to January 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.78	$9.75	$9.74	$8.43	$7.11	$4.46

Ending value (after expenses)	$1,105.50	$1,101.40	$1,100.90	$1,103.20	$1,104.40	$1,107.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2011, use the following calculation method. To find the value of your investment on August 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.55	$9.35	$9.35	$8.08	$6.82	$4.28

Ending value (after expenses)	$1,019.71	$1,015.93	$1,015.93	$1,017.19	$1,018.45	$1,020.97

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays Capital Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2011, Putnam employees had approximately $352,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/11 (Unaudited)

COMMON STOCKS (59.9%)*	Shares	Value

Banking (6.1%)
Bank of America Corp.	696,753	$9,566,419

Bank of New York Mellon Corp. (The)	262,600	8,200,998

JPMorgan Chase & Co.	603,700	27,130,278

PNC Financial Services Group, Inc.	69,100	4,146,000

State Street Corp.	184,600	8,624,512

SunTrust Banks, Inc.	77,900	2,370,497

U.S. Bancorp	378,000	10,206,000

Wells Fargo & Co.	300,500	9,742,210

		79,986,914
Basic materials (2.1%)
Alcoa, Inc.	212,400	3,519,468

Dow Chemical Co. (The)	78,500	2,785,180

E.I. du Pont de Nemours & Co.	153,000	7,754,040

Nucor Corp.	113,300	5,201,603

PPG Industries, Inc.	76,900	6,481,132

Weyerhaeuser Co.	71,472	1,656,721

		27,398,144
Capital goods (3.8%)
Avery Dennison Corp.	39,900	1,679,391

Deere & Co.	30,500	2,772,450

Eaton Corp.	29,800	3,217,208

Emerson Electric Co.	25,100	1,477,888

Illinois Tool Works, Inc.	102,700	5,493,423

Ingersoll-Rand PLC	97,900	4,620,880

L-3 Communications Holdings, Inc.	49,500	3,873,375

Lockheed Martin Corp.	40,600	3,231,760

Molex, Inc.	57,000	1,490,550

Northrop Grumman Corp.	77,000	5,336,100

Parker Hannifin Corp.	50,600	4,524,146

Raytheon Co.	107,200	5,358,928

United Technologies Corp.	86,000	6,991,800

		50,067,899
Communication services (4.0%)
AT&T, Inc.	708,582	19,500,177

Comcast Corp. Class A	309,700	7,045,675

DIRECTV Class A †	59,800	2,534,922

Time Warner Cable, Inc.	49,200	3,337,236

Verizon Communications, Inc.	475,500	16,937,310

Vodafone Group PLC ADR (United Kingdom)	119,400	3,386,184

		52,741,504
Conglomerates (2.2%)
3M Co.	34,100	2,998,072

General Electric Co.	830,600	16,728,284

Honeywell International, Inc.	79,200	4,435,992

Tyco International, Ltd.	93,900	4,209,537

		28,371,885

COMMON STOCKS (59.9%)* cont.	Shares	Value

Consumer cyclicals (4.9%)
DISH Network Corp. Class A †	71,600	$1,511,476

Ford Motor Co. †	188,100	3,000,195

Home Depot, Inc. (The)	78,600	2,890,122

Limited Brands, Inc.	73,000	2,134,520

Lowe’s Cos., Inc.	89,000	2,207,200

Marriott International, Inc. Class A	41,520	1,639,625

Omnicom Group, Inc.	123,900	5,560,632

Staples, Inc.	199,800	4,457,538

Target Corp.	87,400	4,792,142

Time Warner, Inc.	299,600	9,422,420

TJX Cos., Inc. (The)	185,600	8,795,584

Viacom, Inc. Class B	247,100	10,267,005

Wal-Mart Stores, Inc.	45,900	2,573,613

Walt Disney Co. (The)	150,100	5,834,387

		65,086,459
Consumer finance (0.3%)
American Express Co.	102,300	4,437,774

		4,437,774
Consumer staples (5.5%)
Avon Products, Inc.	42,000	1,189,020

Clorox Co.	74,500	4,685,305

Coca-Cola Co. (The)	67,300	4,229,805

Colgate-Palmolive Co.	57,300	4,398,921

CVS Caremark Corp.	253,900	8,683,380

General Mills, Inc.	24,200	841,676

Hertz Global Holdings, Inc. †	215,300	3,167,063

Kellogg Co.	44,400	2,233,320

Kimberly-Clark Corp.	112,000	7,249,760

Kraft Foods, Inc. Class A	192,962	5,898,848

Lorillard, Inc.	27,500	2,069,100

Newell Rubbermaid, Inc.	220,600	4,246,550

PepsiCo, Inc.	25,900	1,665,629

Philip Morris International, Inc.	240,000	13,737,600

Procter & Gamble Co. (The)	137,000	8,648,810

		72,944,787
Energy (7.9%)
Anadarko Petroleum Corp.	20,800	1,603,264

Apache Corp.	14,700	1,754,592

Chevron Corp.	239,200	22,707,256

ConocoPhillips	73,700	5,266,602

Devon Energy Corp.	49,400	4,381,286

EOG Resources, Inc.	8,300	883,037

Exxon Mobil Corp.	324,200	26,156,456

Hess Corp.	71,300	5,997,756

Marathon Oil Corp.	141,400	6,461,980

Noble Corp. (Switzerland)	78,100	2,987,325

Occidental Petroleum Corp.	67,800	6,554,904

Petrohawk Energy Corp. †	185,000	3,709,250

COMMON STOCKS (59.9%)* cont.	Shares	Value

Energy cont.
Schlumberger, Ltd.	55,795	$4,965,197

Total SA ADR (France)	137,800	8,098,506

Valero Energy Corp.	124,500	3,157,320

		104,684,731
Financials (2.1%)
Citigroup, Inc. †	1,385,000	6,675,700

MetLife, Inc.	189,400	8,668,838

Progressive Corp. (The)	174,300	3,452,883

Prudential Financial, Inc.	138,800	8,537,588

		27,335,009
Health care (8.9%)
Abbott Laboratories	35,600	1,607,696

Aetna, Inc.	278,100	9,160,614

Baxter International, Inc.	186,000	9,019,140

Bristol-Myers Squibb Co.	119,400	3,006,492

Celgene Corp. †	54,500	2,808,385

Covidien PLC (Ireland)	150,712	7,154,299

Genzyme Corp. †	11,400	836,190

Johnson & Johnson	282,300	16,873,071

McKesson Corp.	23,000	1,728,910

Medtronic, Inc.	175,900	6,740,488

Merck & Co., Inc.	276,400	9,168,188

Novartis AG ADR (Switzerland)	28,600	1,597,596

Omnicare, Inc.	54,500	1,412,640

Pfizer, Inc.	1,364,658	24,864,069

Quest Diagnostics, Inc.	78,400	4,464,880

Stryker Corp.	91,800	5,284,008

Thermo Fisher Scientific, Inc. †	150,200	8,601,954

WellPoint, Inc. †	44,600	2,770,552

		117,099,172
Insurance (2.0%)
ACE, Ltd.	21,000	1,293,390

Allstate Corp. (The)	154,500	4,811,130

Chubb Corp. (The)	103,800	6,013,134

Marsh & McLennan Cos., Inc.	193,200	5,386,416

RenaissanceRe Holdings, Ltd.	27,400	1,797,988

Travelers Cos., Inc. (The)	116,700	6,565,542

		25,867,600
Investment banking/Brokerage (1.5%)
Goldman Sachs Group, Inc. (The)	73,910	12,093,154

Morgan Stanley	282,240	8,297,856

		20,391,010
Real estate (0.7%)
Digital Realty Trust, Inc. R	17,600	957,440

Equity Residential Trust R	72,848	3,947,633

ProLogis R	92,700	1,383,084

Simon Property Group, Inc. R	34,762	3,526,605

		9,814,762

COMMON STOCKS (59.9%)* cont.	Shares	Value

Technology (4.5%)
BMC Software, Inc. †	75,800	$3,615,660

Cisco Systems, Inc. †	219,000	4,631,850

Electronic Arts, Inc. †	53,100	827,829

EMC Corp. †	220,200	5,480,778

Hewlett-Packard Co.	189,800	8,671,962

IBM Corp.	28,700	4,649,400

Intel Corp.	160,400	3,442,184

KLA-Tencor Corp.	86,000	3,790,880

Microsoft Corp.	133,000	3,687,425

Oracle Corp.	98,600	3,158,158

Qualcomm, Inc.	147,700	7,995,001

Texas Instruments, Inc.	129,400	4,387,954

Yahoo!, Inc. †	354,700	5,717,764

		60,056,845
Transportation (0.3%)
FedEx Corp.	22,600	2,041,232

United Parcel Service, Inc. Class B	24,300	1,740,366

		3,781,598
Utilities and power (3.1%)
Ameren Corp.	187,800	5,327,886

American Electric Power Co., Inc.	162,300	5,790,864

Dominion Resources, Inc.	31,800	1,384,572

Duke Energy Corp.	76,400	1,366,032

Edison International	162,000	5,877,360

Entergy Corp.	109,200	7,880,964

Exelon Corp.	20,400	867,204

NextEra Energy, Inc.	17,600	940,896

PG&E Corp.	161,650	7,481,162

PPL Corp.	152,300	3,927,817

		40,844,757

Total common stocks (cost $661,065,418)		$790,910,850

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.9%)
Government National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, February 1, 2041	$20,000,000	$20,690,624
4s, TBA, February 1, 2041	18,000,000	18,047,812

		38,738,436
U.S. Government Agency Mortgage Obligations (5.0%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, March 1, 2035	12,304	13,518
4s, TBA, February 1, 2041	35,000,000	34,633,592

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.9%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	$11,505,352	$12,324,791
5s, with due dates from August 1, 2033 to January 1, 2039	6,731,332	7,079,599
4s, TBA, February 1, 2041	6,000,000	5,946,563
3 1/2s, TBA, February 1, 2041	6,000,000	5,720,156

		65,718,219

Total U.S. government and agency mortgage obligations (cost $103,607,027)		$104,456,655

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.9%)*	Principal amount	Value

Goldman Sachs Group, Inc (The) 1 5/8s, FDIC guaranteed
notes, July 15, 2011	$6,750,000	$6,793,207

Morgan Stanley 2s, FDIC guaranteed notes, September 22, 2011	2,500,000	2,528,038

Wells Fargo & Co.
3s, FDIC guaranteed notes, December 9, 2011	1,100,000	1,124,858
2 1/8s, FDIC guaranteed notes, June 15, 2012	1,400,000	1,429,589

Total U.S. government agency obligations (cost $11,750,615)		$11,875,692

U.S. TREASURY OBLIGATIONS (9.4%)*	Principal amount	Value

U.S. Treasury Bonds
11 1/4s, February 15, 2015	$16,410,000	$22,727,850
6s, February 15, 2026	1,000	1,218
3 7/8s, August 15, 2040	1,900,000	1,686,057

U.S. Treasury Notes
4 1/4s, August 15, 2015	18,040,000	20,051,179
4 1/4s, November 15, 2014	15,500,000	17,187,442
3 5/8s, December 31, 2012	11,700,000	12,395,831
2 3/8s, February 28, 2015	4,100,000	4,243,500
2 3/8s, August 31, 2014	10,110,000	10,509,660
3/4s, September 15, 2013	35,890,000	35,838,128
3/4s, May 31, 2012	78,000	78,396

Total U.S. treasury obligations (cost $124,320,332)		$124,719,261

CORPORATE BONDS AND NOTES (14.6%)*	Principal amount	Value

Basic materials (0.9%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95s, 2021	$345,000	$360,517

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	1,545,000	1,979,415

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	1,190,000	1,485,439

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	1,450,000	1,616,750

International Paper Co. bonds 7.95s, 2018	221,000	265,484

International Paper Co. sr. unsec. notes 9 3/8s, 2019	1,188,000	1,532,127

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	733,000	798,054

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)	450,000	596,567

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value

Basic materials cont.
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 5.2s, 2040 (Australia)	$490,000	$456,041

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	385,000	441,278

Sealed Air Corp. sr. notes 7 7/8s, 2017	585,000	653,704

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	35,000	45,500

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	51,000	62,475

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	16,000	19,619

Teck Resources Limited sr. unsec. unsub. notes 7s, 2012 (Canada)	30,000	31,992

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	735,000	817,687

		11,162,649
Capital goods (0.3%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	1,595,000	1,740,544

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	767,000	902,107

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	975,000	1,076,123

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	200,000	181,928

Republic Services, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2019	240,000	260,543

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	215,000	239,342

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	104,751

		4,505,338
Communication services (1.3%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	800,000	902,263

American Tower Corp. sr. unsec. unsub. notes 4 5/8s, 2015	555,000	580,931

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	705,000	776,643

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	1,194,000	1,229,346

AT&T, Inc. 144A sr. unsec. unsub. notes 5.35s, 2040	351,000	320,702

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	1,380,000	1,649,176

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	290,000	365,669

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	225,000	248,236

Cox Communications, Inc. 144A notes 5 7/8s, 2016	289,000	323,476

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	710,000	694,161

France Telecom notes 8 1/2s, 2031 (France)	180,000	241,250

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	122,000	138,068

SBA Tower Trust 144A company guaranty asset backed
notes 5.101s, 2017	1,125,000	1,181,521

TCI Communications, Inc. company guaranty 7 7/8s, 2026	2,395,000	2,940,028

Telefonica Emisones SAU company guaranty 6.221s, 2017 (Spain)	845,000	920,080

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	640,000	725,262

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2014	150,000	173,060

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	355,000	380,636

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	$110,000	$143,038

Verizon New England, Inc. sr. notes 6 1/2s, 2011	742,000	768,207

Verizon New Jersey, Inc. debs. 8s, 2022	770,000	921,226

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	1,112,095

		16,735,074
Consumer cyclicals (1.0%)
Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	475,000	498,920

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	730,000	850,758

CBS Corp. company guaranty sr. unsec. unsub. notes 5 5/8s, 2012	8,000	8,455

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	430,000	421,293

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	279,000	305,156

Daimler Finance North America LLC company
guaranty sr. unsec. unsub. notes 5 7/8s, 2011 (Germany)	312,000	313,922

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	370,000	379,684

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	820,000	891,496

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	555,000	563,325

Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016	800,000	870,000

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)	300,000	316,162

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)	290,000	316,361

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	846,000	873,495

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2011	265,000	267,306

NBC Universal, Inc. 144A notes 6.4s, 2040	380,000	394,089

NBC Universal, Inc. 144A notes 5.15s, 2020	295,000	305,280

News America Holdings, Inc. company guaranty 7 3/4s, 2024	1,045,000	1,221,717

News America Holdings, Inc. debs. 7 3/4s, 2045	1,064,000	1,258,738

Nissan Motor Acceptance Corp. 144A sr. unsec. notes
4 1/2s, 2015	860,000	899,118

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	324,000	380,700

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	445,000	542,290

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	170,000	214,882

Time Warner, Inc. company guaranty sr. unsec. bond
7.7s, 2032	520,000	622,118

Time Warner, Inc. company guaranty sr. unsec. notes
4.7s, 2021	120,000	121,423

Time Warner, Inc. debs. 9.15s, 2023	340,000	451,499

		13,288,187

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value

Consumer staples (1.3%)
Altria Group, Inc. company guaranty sr. unsec. notes
9.7s, 2018	$375,000	$486,342

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	595,000	763,253

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	165,000	218,608

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	1,730,000	2,135,702

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	495,000	496,171

Campbell Soup Co. debs. 8 7/8s, 2021	855,000	1,148,320

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	2,293,000	2,209,879

CVS Pass-Through Trust 144A pass-through certificates
6.117s, 2013	151,988	162,612

CVS Pass-Through Trust 144A company guaranty notes
7.507s, 2032	751,709	862,541

Diageo Investment Corp. company guaranty 8s, 2022 (Canada)	820,000	1,019,795

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	850,000	862,831

General Mills, Inc. sr. unsec. notes 5.65s, 2019	130,000	144,798

H.J. Heinz Finance Co. 144A company guaranty 7 1/8s, 2039	360,000	421,603

Kraft Foods, Inc. notes 6 1/8s, 2018	765,000	860,337

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	2,009,000	2,136,170

Kroger Co. company guaranty 6 3/4s, 2012	275,000	292,302

Kroger Co. company guaranty 6.4s, 2017	500,000	573,197

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	535,000	611,000

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	632,096

SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	540,000	630,157

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	285,000	296,400

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	690,000	803,126

		17,767,240
Energy (0.7%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	985,000	1,066,890

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	400,000	441,830

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	10,000	10,988

El Paso Pipeline Partners Operating Co., LP company
guaranty sr. unsec. notes 6 1/2s, 2020	235,000	250,863

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	205,000	226,398

Forest Oil Corp. sr. notes 8s, 2011	610,000	637,450

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	225,000	238,271

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	220,000	254,613

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	650,000	671,125

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	165,000	163,987

Peabody Energy Corp. sr. notes 5 7/8s, 2016	805,000	816,069

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	300,000	302,506

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	825,000	829,740

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value

Energy cont.
Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 5 1/2s, 2014 (Qatar)	$675,000	$727,319

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040
(Norway)	480,000	462,619

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.8s, 2037	245,000	258,024

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.35s, 2017	280,000	313,127

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 5/8s, 2019 (Switzerland)	180,000	234,617

Weatherford International, Ltd. sr. notes 5 1/2s, 2016 (Switzerland)	455,000	497,417

Woodside Finance Ltd. 144A notes 4 1/2s, 2014 (Australia)	325,000	344,084

		8,747,937
Financials (5.6%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	300,000	318,985

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	1,160,000	1,238,732

American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.561s, 2017	545,000	501,986

American Express Travel Related Services Co., Inc.
sr. unsec. unsub. notes FRN Ser. EMTN, 0.461s, 2011	385,000	383,194

American International Group, Inc. sr. unsec.
unsub. notes 6.4s, 2020	545,000	580,425

AON Corp. jr. unsec. sub. notes 8.205s, 2027	620,000	683,315

Bank Nederlandse Gemeenten 144A bonds 1 3/4s,
2015 (Netherlands)	12,100,000	11,758,632

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	315,000	321,504

Bank One Corp. unsec. unsub. notes 5.9s, 2011	1,000,000	1,039,545

BankAmerica Capital III bank guaranteed jr. unsec. FRN
0.873s, 2027	2,755,000	2,000,064

Barclays Bank PLC sr. unsec. unsub. notes 5s, 2016	270,000	286,889

Barclays Bank PLC 144A sub. notes 10.179s, 2021	804,000	1,009,229

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	1,415,000	1,453,567

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	500,000	569,863

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	331,000	390,716

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.086s, 2012	743,125	733,122

Capital One Bank USA NA sub. notes 8.8s, 2019	385,000	476,399

Capital One Capital III company guaranty 7.686s, 2036	320,000	325,200

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	450,000	486,563

Citigroup, Inc. sr. unsec. sub. FRN 0.572s, 2016	123,000	112,118

Citigroup, Inc. sub. notes 5s, 2014	1,369,000	1,434,559

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	31,000	30,510

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	290,000	305,340

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	1,220,000	1,277,186

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	475,000	496,962

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN
5.86s, perpetual maturity (United Kingdom)	934,000	887,300

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value

Financials cont.
Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	$635,000	$668,380

Deutsche Bank Capital Funding Trust VII 144A jr. unsec.
sub. bonds FRB 5.628s, perpetual maturity	285,000	250,800

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	361,000	386,026

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	19,000	20,453

Erac USA Finance Co. 144A company guaranty notes
2 1/4s, 2014	40,000	40,036

Erac USA Finance Co. 144A company
guaranty sr. notes 5 1/4s, 2020	270,000	272,215

Erac USA Finance Co. 144A company
guaranty sr. notes 2 3/4s, 2013	10,000	10,189

Fleet Capital Trust V bank guaranteed jr. sub. FRN
1.304s, 2028	1,057,000	761,145

Fund American Cos., Inc. notes 5 7/8s, 2013	347,000	360,442

GATX Financial Corp. notes 5.8s, 2016	560,000	608,641

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	355,000	358,550

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018	260,000	281,848

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.48563s, 2016	455,000	428,962

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.417s, 2012	1,720,000	1,709,876

General Electric Capital Corp. sr. unsec. notes Ser. MTN,
6 7/8s, 2039	1,589,000	1,775,022

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	805,000	935,620

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	745,000	744,712

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	1,005,000	1,059,756

HSBC Finance Capital Trust IX FRN 5.911s, 2035	2,000,000	1,917,500

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	905,000	916,852

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,000,000	1,106,027

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	499,000	511,380

JPMorgan Chase Capital XXIII company guaranty jr. unsec.
sub. notes FRN 1.286s, 2047	2,443,000	1,878,386

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	523,000	539,654

Liberty Mutual Group, Inc. 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058	1,285,000	1,638,375

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	1,060,000	923,853

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 6 3/8s, 2021 (United Kingdom)	280,000	278,379

Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	800,000	746,840

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	495,000	659,883

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,565,000	1,700,117

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	1,300,000	1,400,750

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	590,000	556,842

Nationwide Financial Services notes 5 5/8s, 2015	465,000	469,863

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	680,000	696,179

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	415,000	432,691

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value

Financials cont.
Nordea Bank AB 144A jr. unsec. sub. notes FRN 5.424s,
2015 (Sweden)	$525,000	$498,828

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	370,000	315,489

Pacific LifeCorp 144A sr. notes 6s, 2020	365,000	384,994

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	2,020,000	2,156,350

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	600,000	711,366

Prudential Financial, Inc. sr. notes 6.2s, 2015	190,000	209,824

Prudential Holdings LLC sr. notes FRN Ser. AGM, 1.179s, 2017	210,000	193,242

Royal Bank of Scotland Group PLC sr. unsec.
unsub. notes 6.4s, 2019 (United Kingdom)	355,000	355,425

Simon Property Group LP sr. unsec. unsub. notes 10.35s, 2019 R	216,000	295,080

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R	361,000	391,424

Simon Property Group LP sr. unsec. unsub. notes 4 3/8s, 2021 R	787,000	776,561

State Street Capital Trust IV company guaranty jr. unsec.
sub. bond FRB 1.302s, 2037	1,790,000	1,342,717

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	265,000	284,326

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019	480,000	504,689

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	750,000	855,020

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	555,000	567,690

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,060,000	1,187,377

Wachovia Capital Trust V 144A bank guaranty jr. unsec.
sub. note 7.965s, 2027	1,035,000	1,048,051

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	145,000	162,027

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013	1,140,000	1,238,815

WEA Finance LLC /WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 7 1/2s, 2014	895,000	1,025,830

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	900,000	1,012,766

Wells Fargo Bank NA unsec. sub. notes FRN 0.494s, 2016	710,000	657,096

Wells Fargo Capital XV bank guaranteed jr. unsec. sub. FRB
9 3/4s, perpetual maturity	435,000	476,325

Westpac Capital Trust III 144A unsec. sub. notes FRN
5.819s, perpetual maturity (Australia)	1,010,000	1,004,253

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037	159,000	156,615

		73,960,329
Government (0.7%)
European Investment Bank sr. unsec. unsub. notes 4 7/8s,
2036 (Supra-Nation)	4,000,000	3,954,640

International Bank for Reconstruction & Development unsec.
unsub. bonds 7 5/8s, 2023 (Supra-Nation)	4,000,000	5,365,284

		9,319,924
Health care (0.1%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	95,000	106,695

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	110,000	130,381

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	275,000	307,733

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2040	224,000	209,795

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value

Health care cont.
Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020	$121,000	$120,124

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	180,000	181,414

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	470,000	490,337

WellPoint, Inc. notes 7s, 2019	155,000	182,707

		1,729,186
Technology (0.2%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	610,000	654,699

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	520,000	568,070

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	715,000	787,058

Tyco Electronics Group SA company guaranty sr. unsec.
notes 4 7/8s, 2021 (Luxembourg)	195,000	198,420

		2,208,247
Transportation (0.3%)
American Airlines Pass-Through Trust 2001-01 pass-through
certificates Ser. 01-1, 6.817s, 2011	100,000	101,000

Burlington Northern Santa Fe Corp. debs. 5 3/4s, 2040	145,000	146,943

Burlington Northern Santa Fe Corp. sr. unsec. notes 7s, 2014	275,000	316,351

Burlington Northern Santa Fe Corp. sr. unsec. notes 4.7s, 2019	425,000	445,616

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	114,286	121,715

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	359,006	378,751

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	1,380,632	1,384,084

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	744,175	827,895

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	590,000	633,855

		4,356,210
Utilities and power (2.2%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	500,000	537,875

Ameren Illinois Co. sr. notes 9 3/4s, 2018	725,000	932,229

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	510,000	501,743

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	1,230,000	1,368,697

Beaver Valley Funding Corp. sr. bonds 9s, 2017	639,000	721,872

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	975,000	1,077,109

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	2,255,563	2,368,709

CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	45,000	45,101

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	275,000	312,134

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	500,000	509,313

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018	495,000	554,565

Consolidated Natural Gas Co. sr. notes Ser. A, 5s, 2014	530,000	578,772

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	375,000	389,216

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
6.3s, 2066	2,310,000	2,258,025

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	10,000	11,502

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	490,000	587,214

Electricite de France 144A notes 6.95s, 2039 (France)	655,000	779,746

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value

Utilities and power cont.
Electricite de France 144A sr. notes 5.6s, 2040 (France)	$640,000	$646,890

Electricite de France 144A sr. notes 4.6s, 2020 (France)	440,000	452,059

Enel Finance Intl. SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Luxembourg)	360,000	355,655

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.95s, 2041	435,000	424,562

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 3.2s, 2016	610,000	613,427

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	164,000	170,399

ITC Holdings Corp. 144A notes 5 7/8s, 2016	272,000	303,335

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	399,072

Kansas Gas & Electric bonds 5.647s, 2021	328,828	347,443

KCP & L Greater Missouri Operations Co.
sr. unsec. unsub. notes 11 7/8s, 2012	735,000	830,249

National Fuel Gas Co. notes 5 1/4s, 2013	30,000	31,767

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	295,000	349,790

NiSource Finance Corp. company guaranty sr. unsec.
notes 10 3/4s, 2016	360,000	474,779

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	350,000	386,069

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	140,000	143,710

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	331,000	365,423

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	721,635	721,823

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	50,000	54,715

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	656,000	642,880

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018	1,080,000	1,199,048

Spectra Energy Capital, LLC sr. notes 8s, 2019	820,000	998,865

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	110,000	124,798

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	1,019,000	1,281,677

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes
FRN 6.35s, 2067 (Canada)	975,000	978,131

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	960,000	1,110,246

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067	1,945,000	1,940,138

		28,880,772

Total corporate bonds and notes (cost $181,628,119)		$192,661,093

MORTGAGE-BACKED SECURITIES (0.9%)*	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	$6,172,494	$115,734
Ser. T-56, Class 3, IO, 0.019s, 2043	7,187,446	4,492
Ser. T-56, Class 1, IO, zero %, 2043	9,599,090	7,499
Ser. T-56, Class 2, IO, zero %, 2043	8,719,774	768

Federal National Mortgage Association Ser. 01-79, Class BI,
IO, 0.313s, 2045	2,181,604	24,543

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	361,818	329,254

MORTGAGE-BACKED SECURITIES (0.9%)* cont.	Principal amount	Value

Government National Mortgage Association FRB Ser. 07-73,
Class KI, IO, zero %, 2037 F	$2,125,138	$19,887

GS Mortgage Securities Corp. II 144A Ser. 98-C1, Class F,
6s, 2030	1,105,990	1,108,755

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 05-LDP5, Class A2, 5.198s, 2044	458,000	475,025

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	658,871
Ser. 99-C1, Class G, 6.41s, 2031	765,731	584,642
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	1,040,838

Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
0.88s, 2027	3,429,499	3,185,459

Merrill Lynch Mortgage Investors, Inc. FRB Ser. 98-C3,
Class E, 7.064s, 2030	644,000	671,690

Morgan Stanley Capital I
FRB 5.597s, 2049	1,628,436	1,656,563
FRB Ser. 07-HQ12, Class A2FL, 0.511s, 2049	749,334	694,333

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	456,000	22,800

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.61s, 2034	408,750	327,000

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.561s, 2018	771,000	462,600

Total mortgage-backed securities (cost $11,855,093)		$11,390,753

CONVERTIBLE PREFERRED STOCKS (0.9%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	31,564	$2,057,973

El Paso Corp. 4.99% cv. pfd.	1,019	1,299,225

General Motors Co. Ser. B, $2.375 cv. pfd.	74,897	4,067,656

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.	145,819	3,827,749

Total convertible preferred stocks (cost $9,919,168)		$11,252,603

ASSET-BACKED SECURITIES (0.7%)*	Principal amount	Value

Bayview Financial Acquisition Trust FRB Ser. 04-D, Class A,
0.845s, 2044	$565,463	$541,501

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s,
2023 (In default) †	194,241	19

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.26s, 2037	308,000	52,360

GE Business Loan Trust 144A Ser. 04-2, Class D, 3.011s, 2032	434,965	86,993

Green Tree Financial Corp. Ser. 95-8, Class B1, 7.3s, 2026	362,579	353,039

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
0.786s, 2036	1,079,038	690,584

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.51s, 2032	4,059,503	3,694,148
Ser. 02-A IO, 0.3s, 2032 F	91,838,004	1,285,732

Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	290,801	272,192
Ser. 10, Class B, 7.54s, 2036	541,464	511,015

ASSET-BACKED SECURITIES (0.7%)* cont.	Principal amount	Value

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	$367,861	$356,825

Residential Asset Securities Corp. FRB Ser. 05-EMX1,
Class M2, 0.99s, 2035	468,797	339,609

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	1,560,049	238,359

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,735,189	208,223

Total asset-backed securities (cost $7,654,162)		$8,630,599

INVESTMENT COMPANIES (0.5%)*	Shares	Value

Utilities Select Sector SPDR Fund	213,900	$6,784,908

Total investment companies (cost $5,522,769)		$6,784,908

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$215,000	$220,958

IL State G.O. Bonds
4.421s, 1/1/15	420,000	422,701
4.071s, 1/1/14	1,250,000	1,251,700

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	350,000	341,208

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	275,000	247,074

TX State, Trans. Comm. Rev. Bonds (Build America Bonds),
Ser. B, 5.178s, 4/1/30	400,000	390,776

Total municipal bonds and notes (cost $2,911,521)		$2,874,417

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Omnicare, Inc. cv. sr. sub. notes 3 3/4s, 2025	$1,240,000	$1,426,062

Total convertible bonds and notes (cost $1,240,000)		$1,426,062

SHORT-TERM INVESTMENTS (10.1%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.17% [e]	133,804,844	$133,804,844

Total short-term investments (cost $133,804,844)		$133,804,844

TOTAL INVESTMENTS

Total investments (cost $1,255,279,068)		$1,400,787,737

Key to holding’s abbreviations
ADR	American Depository Receipts
EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P 500 Index Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through January 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,320,132,549.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $84,798,672 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$27,398,144	$—	$—

Capital goods	50,067,899	—	—

Communication services	52,741,504	—	—

Conglomerates	28,371,885	—	—

Consumer cyclicals	65,086,459	—	—

Consumer staples	72,944,787	—	—

Energy	104,684,731	—	—

Financials	167,833,069	—	—

Health care	117,099,172	—	—

Technology	60,056,845	—	—

Transportation	3,781,598	—	—

Utilities and power	40,844,757	—	—

Total common stocks	790,910,850	—	—

Asset-backed securities	—	7,344,867	1,285,732

Convertible bonds and notes	—	1,426,062	—

Convertible preferred stocks	—	11,252,603	—

Corporate bonds and notes	—	192,661,093	—

Investment Companies	6,784,908	—	—

Mortgage-backed securities	—	11,370,866	19,887

Municipal bonds and notes	—	2,874,417	—

U.S. Government Agency Obligations	—	11,875,692	—

U.S. Government and Agency Mortgage Obligations	—	104,456,655	—

U.S. Treasury Obligations	—	124,719,261

Short-term investments	133,804,844	—	—

Totals by level	$931,500,602	$467,981,516	$1,305,619

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/11 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,121,474,224)	$1,266,982,893
Affiliated issuers (identified cost $133,804,844) (Note 5)	133,804,844

Cash	60,107

Dividends, interest and other receivables	6,321,261

Receivable for shares of the fund sold	346,295

Receivable for investments sold	14,765,180

Receivable for sales of delayed delivery securities (Note 1)	4,015,944

Total assets	1,426,296,524

LIABILITIES

Payable for investments purchased	5,914,111

Payable for purchases of delayed delivery securities (Note 1)	92,870,992

Payable for shares of the fund repurchased	5,416,119

Payable for compensation of Manager (Note 2)	596,977

Payable for investor servicing fees (Note 2)	264,737

Payable for custodian fees (Note 2)	12,130

Payable for Trustee compensation and expenses (Note 2)	452,517

Payable for administrative services (Note 2)	2,448

Payable for distribution fees (Note 2)	347,262

Other accrued expenses	286,682

Total liabilities	106,163,975

Net assets	$1,320,132,549

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,178,215,576

Distributions in excess of net investment income (Note 1)	(1,936,500)

Accumulated net realized loss on investments	(1,001,655,196)

Net unrealized appreciation of investments	145,508,669

Total — Representing net assets applicable to capital shares outstanding	$1,320,132,549

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,090,985,088 divided by 89,830,680 shares)	$12.14

Offering price per class A share (100/94.25 of $12.14)*	$12.88

Net asset value and offering price per class B share ($49,783,514 divided by 4,146,156 shares)**	$12.01

Net asset value and offering price per class C share ($23,331,945 divided by 1,932,557 shares)**	$12.07

Net asset value and redemption price per class M share ($80,176,466 divided by 6,685,995 shares)	$11.99

Offering price per class M share (100/96.50 of $11.99)*	$12.42

Net asset value, offering price and redemption price per class R share
($1,391,932 divided by 114,917 shares)	$12.11

Net asset value, offering price and redemption price per class Y share
($74,463,604 divided by 6,110,285 shares)	$12.19

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $43,249)	$10,822,748

Interest (including interest income of $73,972 from investments in affiliated issuers) (Note 5)	5,785,265

Total investment income	16,608,013

EXPENSES

Compensation of Manager (Note 2)	3,509,189

Investor servicing fees (Note 2)	1,565,804

Custodian fees (Note 2)	14,917

Trustee compensation and expenses (Note 2)	70,756

Administrative services (Note 2)	19,016

Distribution fees — Class A (Note 2)	1,359,331

Distribution fees — Class B (Note 2)	262,796

Distribution fees — Class C (Note 2)	115,127

Distribution fees — Class M (Note 2)	303,215

Distribution fees — Class R (Note 2)	3,593

Other	339,867

Total expenses	7,563,611

Expense reduction (Note 2)	(13,985)

Net expenses	7,549,626

Net investment income	9,058,387

Net realized gain on investments (Notes 1 and 3)	58,770,507

Net unrealized appreciation of investments and TBA sale commitments during the period	63,404,658

Net gain on investments	122,175,165

Net increase in net assets resulting from operations	$131,233,552

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/11*	Year ended 7/31/10

Operations:
Net investment income	$9,058,387	$31,482,845

Net realized gain on investments	58,770,507	57,899,301

Net unrealized appreciation of investments	63,404,658	74,204,562

Net increase in net assets resulting from operations	131,233,552	163,586,708

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,383,551)	(23,990,906)

Class B	(260,440)	(1,095,926)

Class C	(113,994)	(334,513)

Class M	(510,055)	(1,379,889)

Class R	(10,620)	(27,793)

Class Y	(716,227)	(2,304,612)

From return of capital
Class A	—	(2,565,707)

Class B	—	(117,204)

Class C	—	(35,775)

Class M	—	(147,572)

Class R	—	(2,972)

Class Y	—	(246,467)

Redemption fees (Note 1)	2	1,216

Decrease from capital share transactions (Note 4)	(106,903,228)	(267,358,125)

Total increase (decrease) in net assets	13,335,439	(136,019,537)

NET ASSETS

Beginning of period	1,306,797,110	1,442,816,647

End of period (including distributions in excess of net investment
income of $1,936,500 and $0, respectively)	$1,320,132,549	$1,306,797,110

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
															of expenses	Ratio of net
															to average	investment
	Net asset	Net	Net realized											Ratio	net assets	income (loss)
	value,	investment	and unrealized	Total from	From	From	From	Total		Non-recurring	Net asset	Total return	Net assets,	of expenses	excluding	to average	Portfolio
	beginning	income	gain (loss)	investment	net investment	net realized gain	return	distribu-	Redemption	reimburse-	value, end	at net asset	end of period	to average	interest	net assets	turnover
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	tions	fees [b]	ments	of period	value (%) [c]	(in thousands)	net assets (%) [d]	expense (%) [d]	(%)	(%) [e]

Class A
January 31, 2011 **	$11.08	.08	1.08	1.16	(.10)	—	—	(.10)	—	—	$12.14	10.55 *	$1,090,985	.55*	.55*	.72*	57.14*
July 31, 2010	10.14	.25	.93	1.18	(.22)	—	(.02)	(.24)	—	—	11.08	11.83	1,077,209	1.13 [j]	1.13 [j]	2.27	341.47
July 31, 2009	13.99	.27	(3.49)	(3.22)	(.44)	(.09)	(.10)	(.63)	—	— [h]	10.14	(22.58)	1,146,770	1.34 [f,g]	1.14 [g]	2.61 [g]	233.21
July 31, 2008	18.10	.61	(2.55)	(1.94)	(.64)	(1.53)	—	(2.17)	—	—	13.99	(11.84)	2,173,291	1.00 [g]	1.00 [g]	3.80 [g]	123.75
July 31, 2007	18.21	.48	1.46	1.94	(.52)	(1.53)	—	(2.05)	—	—	18.10	10.99	3,184,271	.96 [g]	.96 [g]	2.61 [g]	144.33
July 31, 2006	18.40	.42 [i]	.27	.69	(.50)	(.38)	—	(.88)	—	—	18.21	3.89 [i]	3,155,761	.90 [g,i]	.90 [g,i]	2.31 [g,i]	117.11

Class B
January 31, 2011 **	$10.96	.04	1.07	1.11	(.06)	—	—	(.06)	—	—	$12.01	10.14 *	$49,784	.93*	.93*	.35*	57.14*
July 31, 2010	10.02	.17	.94	1.11	(.15)	—	(.02)	(.17)	—	—	10.96	11.09	56,880	1.88 [j]	1.88 [j]	1.54	341.47
July 31, 2009	13.83	.19	(3.46)	(3.27)	(.37)	(.09)	(.08)	(.54)	—	— [h]	10.02	(23.23)	86,981	2.09 [f,g]	1.89 [g]	1.85 [g]	233.21
July 31, 2008	17.90	.48	(2.52)	(2.04)	(.50)	(1.53)	—	(2.03)	—	—	13.83	(12.50)	206,269	1.75 [g]	1.75 [g]	2.99 [g]	123.75
July 31, 2007	18.02	.33	1.46	1.79	(.38)	(1.53)	—	(1.91)	—	—	17.90	10.15	413,532	1.71 [g]	1.71 [g]	1.82 [g]	144.33
July 31, 2006	18.22	.28 [i]	.26	.54	(.36)	(.38)	—	(.74)	—	—	18.02	3.05 [i]	624,026	1.65 [g,i]	1.65 [g,i]	1.58 [g,i]	117.11

Class C
January 31, 2011 **	$11.02	.04	1.07	1.11	(.06)	—	—	(.06)	—	—	$12.07	10.09 *	$23,332	.93*	.93*	.34*	57.14*
July 31, 2010	10.08	.16	.95	1.11	(.15)	—	(.02)	(.17)	—	—	11.02	11.06	22,814	1.88 [j]	1.88 [j]	1.52	341.47
July 31, 2009	13.90	.19	(3.47)	(3.28)	(.37)	(.09)	(.08)	(.54)	—	— [h]	10.08	(23.17)	23,296	2.09 [f,g]	1.89 [g]	1.86 [g]	233.21
July 31, 2008	17.97	.49	(2.52)	(2.03)	(.51)	(1.53)	—	(2.04)	—	—	13.90	(12.41)	46,134	1.75 [g]	1.75 [g]	3.03 [g]	123.75
July 31, 2007	18.09	.34	1.45	1.79	(.38)	(1.53)	—	(1.91)	—	—	17.97	10.16	69,893	1.71 [g]	1.71 [g]	1.86 [g]	144.33
July 31, 2006	18.30	.28 [i]	.25	.53	(.36)	(.38)	—	(.74)	—	—	18.09	3.01 [i]	70,192	1.65 [g,i]	1.65 [g,i]	1.56 [g,i]	117.11

Class M
January 31, 2011 **	$10.94	.05	1.07	1.12	(.07)	—	—	(.07)	—	—	$11.99	10.32 *	$80,176	.80*	.80*	.47*	57.14*
July 31, 2010	10.01	.19	.94	1.13	(.18)	—	(.02)	(.20)	—	—	10.94	11.33	79,010	1.63 [j]	1.63 [j]	1.77	341.47
July 31, 2009	13.82	.21	(3.44)	(3.23)	(.40)	(.09)	(.09)	(.58)	—	— [h]	10.01	(22.99)	81,025	1.84 [f,g]	1.64 [g]	2.13 [g]	233.21
July 31, 2008	17.89	.53	(2.52)	(1.99)	(.55)	(1.53)	—	(2.08)	—	—	13.82	(12.23)	128,094	1.50 [g]	1.50 [g]	3.31 [g]	123.75
July 31, 2007	18.02	.38	1.45	1.83	(.43)	(1.53)	—	(1.96)	—	—	17.89	10.42	176,993	1.46 [g]	1.46 [g]	2.10 [g]	144.33
July 31, 2006	18.22	.33 [i]	.26	.59	(.41)	(.38)	—	(.79)	—	—	18.02	3.34 [i]	187,338	1.40 [g,i]	1.40 [g,i]	1.81 [g,i]	117.11

Class R
January 31, 2011 **	$11.05	.07	1.08	1.15	(.09)	—	—	(.09)	—	—	$12.11	10.44 *	$1,392	.67*	.67*	.60*	57.14*
July 31, 2010	10.11	.22	.94	1.16	(.20)	—	(.02)	(.22)	—	—	11.05	11.59	1,345	1.38 [j]	1.38 [j]	2.03	341.47
July 31, 2009	13.94	.24	(3.47)	(3.23)	(.42)	(.09)	(.09)	(.60)	—	— [h]	10.11	(22.71)	1,493	1.59 [f,g]	1.39 [g]	2.30 [g]	233.21
July 31, 2008	18.04	.57	(2.54)	(1.97)	(.60)	(1.53)	—	(2.13)	—	—	13.94	(12.04)	4,274	1.25 [g]	1.25 [g]	3.66 [g]	123.75
July 31, 2007	18.15	.44	1.46	1.90	(.48)	(1.53)	—	(2.01)	—	—	18.04	10.76	2,044	1.21 [g]	1.21 [g]	2.38 [g]	144.33
July 31, 2006	18.36	.36 [i]	.27	.63	(.46)	(.38)	—	(.84)	—	—	18.15	3.57 [i]	1,525	1.15 [g,i]	1.15 [g,i]	2.00 [g,i]	117.11

Class Y
January 31, 2011 **	$11.12	.10	1.08	1.18	(.11)	—	—	(.11)	—	—	$12.19	10.74 *	$74,464	.42*	.42*	.85*	57.14*
July 31, 2010	10.17	.28	.95	1.23	(.25)	—	(.03)	(.28)	—	—	11.12	12.18	69,539	.88 [j]	.88 [j]	2.55	341.47
July 31, 2009	14.04	.29	(3.50)	(3.21)	(.47)	(.09)	(.10)	(.66)	—	— [h]	10.17	(22.42)	103,251	1.09 [f,g]	.89 [g]	2.87 [g]	233.21
July 31, 2008	18.15	.66	(2.55)	(1.89)	(.69)	(1.53)	—	(2.22)	—	—	14.04	(11.57)	257,459	.75 [g]	.75 [g]	4.05 [g]	123.75
July 31, 2007	18.26	.53	1.46	1.99	(.57)	(1.53)	—	(2.10)	—	—	18.15	11.24	385,361	.71 [g]	.71 [g]	2.86 [g]	144.33
July 31, 2006	18.46	.47 [i]	.26	.73	(.55)	(.38)	—	(.93)	—	—	18.26	4.09 [i]	493,985	.65 [g,i]	.65 [g,i]	2.59 [g,i]	117.11

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.20% of average net assets as of July 31, 2009.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2009	0.01%

July 31, 2008	<0.01

July 31, 2007	<0.01

July 31, 2006	0.01

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.05% of average net assets for the period ended July 31, 2006.

j Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets as of July 31, 2010.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/11 (Unaudited)

Note 1: Significant accounting policies

The George Putnam Fund of Boston d/b/a George Putnam Balanced Fund (the fund) (which changed its name on September 30, 2010) is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks a balanced investment producing both capital growth and current income by investing primarily in value-oriented stocks of large companies and government, corporate and mortgage-backed bonds. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through January 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities

(which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

E) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

F) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $1,040,773,484 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$17,850,960	July 31, 2011

383,072,497	July 31, 2017

639,850,027	July 31, 2018

The aggregate identified cost on a tax basis is $1,274,931,287, resulting in gross unrealized appreciation and depreciation of $155,299,353 and $29,442,903, respectively, or net unrealized appreciation of $125,856,450.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.680% of the first $5 billion, 0.630% of the next $5 billion, 0.580% of the next $10 billion, 0.530% of the next $10 billion, 0.480% of the next $50 billion, 0.460% of the next $50 billion, 0.450% of the next $100 billion and 0.445% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,642 under the expense offset arrangements and by $10,343 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $835, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $26,760 and $117 from the sale of class A and class M shares, respectively, and received $22,435 and $199 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $28 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $688,264,549 and $865,068,317, respectively. These figures include the cost  of purchases and proceeds from sales of long-term U.S. government securities of $193,259,128 and $228,567,393, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/11		Year ended 7/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	3,025,391	$35,083,056	7,157,334	$78,048,797

Shares issued in connection with
reinvestment of distributions	757,614	8,446,311	2,245,104	23,924,226

	3,783,005	43,529,367	9,402,438	101,973,023

Shares repurchased	(11,157,227)	(128,759,677)	(25,337,071)	(275,336,040)

Net decrease	(7,374,222)	$(85,230,310)	(15,934,633)	$(173,363,017)

	Six months ended 1/31/11		Year ended 7/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	139,245	$1,594,292	386,438	$4,173,271

Shares issued in connection with
reinvestment of distributions	22,641	249,600	109,999	1,153,267

	161,886	1,843,892	496,437	5,326,538

Shares repurchased	(1,207,159)	(13,755,815)	(3,984,205)	(42,971,075)

Net decrease	(1,045,273)	$(11,911,923)	(3,487,768)	$(37,644,537)

	Six months ended 1/31/11		Year ended 7/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	104,636	$1,204,517	253,971	$2,769,571

Shares issued in connection with
reinvestment of distributions	9,422	104,539	31,584	333,793

	114,058	1,309,056	285,555	3,103,364

Shares repurchased	(252,507)	(2,887,134)	(526,722)	(5,706,290)

Net decrease	(138,449)	$(1,578,078)	(241,167)	$(2,602,926)

	Six months ended 1/31/11		Year ended 7/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	330,840	$3,790,319	612,804	$6,557,334

Shares issued in connection with
reinvestment of distributions	45,387	500,020	143,532	1,508,597

	376,227	4,290,339	756,336	8,065,931

Shares repurchased	(910,282)	(10,492,201)	(1,629,586)	(17,541,774)

Net decrease	(534,055)	$(6,201,862)	(873,250)	$(9,475,843)

	Six months ended 1/31/11		Year ended 7/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	12,031	$138,131	32,634	$353,434

Shares issued in connection with
reinvestment of distributions	954	10,620	2,899	30,765

	12,985	148,751	35,533	384,199

Shares repurchased	(19,795)	(233,804)	(61,588)	(675,039)

Net decrease	(6,810)	$(85,053)	(26,055)	$(290,840)

	Six months ended 1/31/11		Year ended 7/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	485,846	$5,445,796	582,706	$6,333,794

Shares issued in connection with
reinvestment of distributions	63,410	709,520	236,812	2,532,185

	549,256	6,155,316	819,518	8,865,979

Shares repurchased	(692,710)	(8,051,318)	(4,718,963)	(52,846,941)

Net decrease	(143,454)	$(1,896,002)	(3,899,445)	$(43,980,962)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $73,972 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $300,683,401 and $234,432,810, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive Officer,	Vice President, Clerk and
One Post Office Square	Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and Principal	Treasurer and Assistant Clerk
and Trust Company	Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA021 265919 3/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

George Putnam Balanced Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2011